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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of The
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest event
                         reported): September 29, 2006


                         MORGAN STANLEY CAPITAL I INC.
            (Exact name of registrant as specified in its charter)

           Delaware                    333-130684               13-3291626
------------------------------ -------------------------  ---------------------
 (State or Other Jurisdiction   (Commission File Number)      (IRS Employer
       of Incorporation)                                   Identification No.)

   1585 Broadway, 2nd Floor, New York, New York                  10036
--------------------------------------------------------  ---------------------
     (Address of Principal Executive Offices)                  (Zip Code)


                                (212) 761-4700
             ----------------------------------------------------
             (Registrant's Telephone Number, Including Area Code)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

[  ]   Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the
       Exchange Act (17 CFR 240.14d-2(b)

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the
       Exchange Act (17 CFR 240.13e-4(c))

Section 8   Other Events.

Item 8.01.  Other Events.

      On September 29, 2006, Morgan Stanley Capital I, Inc., (the "Company") caused the issuance, pursuant to a pooling and servicing agreement, dated as of September 1, 2006 (the "Pooling and Servicing Agreement"), among the
Company, as depositor, Wells Fargo Bank, National Association, as master servicer and securities administrator and LaSalle Bank National Association, as trustee and a custodian of Morgan Stanley Mortgage Loan Trust 2006-12XS
(the "MSM 2006-12XS Mortgage Loan Trust"), Mortgage Pass-Through Certificates, Series 2006-12XS (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1. Certain classes of the Certificates, designated as Class A-1, Class A-2A, Class A-2B, Class A-3, Class A-4, Class A-5A, Class A-5B, Class A-6A, Class A-6B, Class M-1, Class M-2, Class M-3,
Class M-4, Class M-5, Class M-6, Class B-1, Class B-2, Class B-3 and Class A-R Certificates (collectively, the "Publicly-Offered Certificates") were registered under the Registrant's registration statement on Form S-3 (Registration No. 333-130684). The Publicly-Offered Certificates were sold to Morgan Stanley & Co. Incorporated (the "Underwriter"), pursuant to an underwriting agreement dated as of September 26, 2006 (the "Underwriting Agreement"), between the Registrant, and the Underwriter. The Underwriting Agreement is annexed hereto as Exhibit 99.2a. In connection with the Pooling and Servicing Agreement and the Underwriting Agreement, a tax opinion, dated September 29, 2006 (the "Tax Opinion"), was issued by Sidley Austin LLP. The Tax Opinion is annexed hereto as Exhibit 99.2b. The remaining classes of the Certificates, designated as Class OC and Class P Certificates (collectively the "Privately Offerred Certificates") were sold to the Underwriter pursuant to a certificate purchase agreement dated as of September 29, 2006 (the "Certificate Purchase Agreement").

      Certain of the mortgage loans backing the Publicly-Offered Certificates (the "MSM Mortgage Loans") were acquired by the Registrant from Morgan Stanley Mortgage Capital Inc. ("MSMCI") as seller pursuant to a mortgage loan purchase agreement dated as of September 1, 2006 (the "MSMCI Mortgage Loan Purchase Agreement"). The MSMCI Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.3.

      Certain of the mortgage loans were acquired from American Home Mortgage Corp. ("American Home") pursuant to a mortgage loan purchase agreement dated as of December 1, 2005 (the "American Home Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, American Home and the Trustee (the "American Home Assignment Agreement"). The American Home Assignment Agreement is annexed hereto as Exhibit 99.4a and the American Home Purchase Agreement is annexed hereto as Exhibit 99.4b.

      Certain of the mortgage loans were acquired from First National Bank of Nevada ("FNBN") pursuant to a mortgage loan purchase agreement dated as of April 1, 2006 (the "FNBN Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, FNBN and the Trustee (the "FNBN Assignment Agreement"). The FNBN Assignment Agreement is annexed hereto as Exhibit 99.5a and the FNBN Sale and Servicing Agreement is annexed hereto as Exhibit 99.5b.

      Certain of the mortgage loans were acquired from GreenPoint Mortgage Funding, Inc. ("GreenPoint") pursuant to a mortgage loan sale and servicing agreement dated as of June 1, 2006 (the "GreenPoint Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, GreenPoint, the Master Servicer and the Trustee (the "GreenPoint Servicing-Retained Assignment Agreement"). The GreenPoint Servicing-Retained Assignment Agreement is annexed hereto as Exhibit 99.6a and the GreenPoint Sale and Servicing Agreement is annexed hereto as Exhibit 99.6b.

      Certain of the mortgage loans were acquired from MortgageIT, Inc. ("MortgageIT") pursuant to a mortgage loan purchase agreement dated as of March 1, 2006 (the "MortgageIT Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, MortgageIT and the Trustee (the "MortgageIT Assignment Agreement"). The MortgageIT Assignment Agreement is annexed hereto as Exhibit 99.7a and the MortgageIT Purchase Agreement is annexed hereto as
Exhibit 99.7b.

      Certain of the mortgage loans were acquired from Opteum Financial Services LLC ("Opteum") pursuant to a mortgage loan purchase agreement dated as of August 1, 2006 (the "Opteum Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, Opteum and the Trustee (the "Opteum Assignment Agreement"). The Opteum Assignment Agreement is annexed hereto as
Exhibit 99.8a and the Opteum Sale and Servicing Agreement is annexed hereto as
Exhibit 99.8b.

      Certain of the mortgage loans were acquired from PHH Mortgage Corporation ("PHH") pursuant to a mortgage loan purchase agreement dated as of January 1, 2006 (the "PHH Sale and Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, PHH, the Master Servicer and the Trustee (the "PHH Assignment Agreement"). The PHH Assignment Agreement is annexed hereto as
Exhibit 99.9a and the PHH Sale and Servicing Agreement is annexed hereto as
Exhibit 99.9b.

      Certain of the mortgage loans were acquired from Quicken Loans, Inc. ("Quicken") pursuant to a mortgage loan purchase agreement dated as of June 1, 2006 (the "Quicken Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, Quicken and the Trustee (the "Quicken Assignment Agreement"). The Quicken Assignment Agreement is annexed hereto as Exhibit 99.10a and the Quicken Purchase Agreement is annexed hereto as Exhibit 99.10b.

      Certain of the mortgage loans were acquired from The Hemisphere National Bank ("Hemisphere") pursuant to a mortgage loan sale and servicing agreement dated as of December 1, 2005 (the "Hemisphere Purchase Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of October 1, 2006 among the Registrant, MSMCI, Hemisphere and the Trustee (the "Hemisphere Assignment Agreement"). The Hemisphere Assignment Agreement is annexed hereto as Exhibit 99.11a and the Hemisphere Purchase Agreement is annexed hereto as Exhibit 99.11b

      Certain of the mortgage loans for which MSMCI owns the servicing rights are serviced by GMAC Mortgage Corporation ("GMACM") pursuant to a servicing agreement dated January 1, 2006 (the "GMACM Servicing Agreement"), as amended by the Assignment, Assumption and Recognition Agreement dated as of September 1, 2006 among the Registrant, MSMCI, GMACM, the Master Servicer and the Trustee (the "GMACM Assignment Agreement"). The GMACM Assignment Agreement is annexed hereto as Exhibit 99.12a, and the GMACM Servicing Agreement is annexed hereto as Exhibit 99.12b. On December 1, 2006 MSMCI sold the servicing rights of certain of these mortgage loans to Wells Fargo Bank, National Association ("WF Servicer"). These mortgage loans are being serviced pursuant to the Seller's Warranties and Servicing Agreement dated as of December 1, 2005, between the Sponsor and WF Servicer (the "WF Servicer Purchase Agreement"), as modified by the Omnibus Assignment, Assumption and Recognition Agreement, dated as of December 1, 2006, among the Registrant, MSMCI, WF Servicer, the Master Servicer and the Trustee (the "Omnibus Assignment Agreement"). The WF Servicer Purchase Agreement is annexed hereto as Exhibit 99.12c. The Omnibus Assignment Agreement is annexed hereto as Exhibit 99.12d.

      Capitalized terms used herein and not defined herein have the same meanings ascribed to such terms in the Pooling and Servicing Agreement.


Section 9  Financial Statements and Exhibits.

Item 9.01  Financial Statements and Exhibits.

(a) Financial statements of businesses acquired:

    Not applicable.

(b) Pro forma financial information:

    Not applicable.

(c) Exhibits:                                                             Page:
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Exhibit 99.1     Pooling and Servicing Agreement, dated as of September 1,
                 2006, among Morgan Stanley Capital I, Inc., as depositor, Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National Association, as trustee and a custodian.

Exhibit 99.2a Underwriting Agreement, dated as of September 26, 2006, among Morgan Stanley & Co. Incorporated and Morgan Stanley Capital I, Inc.

Exhibit 99.2b    Sidley Austin LLP Tax Opinion dated September 29, 2006.

Exhibit 99.3 MSMCI Mortgage Loan and Purchase Agreement, dated as of September 1, 2006, among Morgan Stanley Mortgage Capital Inc. and Morgan Stanley Capital I, Inc.

Exhibit 99.4a American Home Assignment Agreement, dated as of September 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., American Home Mortgage Corp. and LaSalle Bank National Association, as trustee.

Exhibit 99.4b American Home Purchase Agreement, dated as of December 1, 2005, between Morgan Stanley Mortgage Capital Inc. and American Home Mortgage Corp.

Exhibit 99.5a FNBN Assignment Agreement, dated as of September 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., First National Bank of Nevada and LaSalle Bank National Association, as trustee.

Exhibit 99.5b FNBN Sale and Servicing Agreement, dated as of April 1, 2006, between Morgan Stanley Mortgage Capital Inc. and First National Bank of Nevada.

Exhibit 99.6a GreenPoint Assignment Agreement, dated as of September 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage Funding, Inc., Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.6b GreenPoint Sale and Servicing Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GreenPoint Mortgage Funding, Inc.

Exhibit 99.7a MortgageIT Assignment Agreement, dated as of September 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.7b MortgageIT Purchase Agreement, dated as of March 1, 2006, between Morgan Stanley Mortgage Capital Inc. and MortgageIT, Inc.

Exhibit 99.8a Opteum Assignment Agreement, dated as of September 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Opteum Financial Services LLC and LaSalle Bank National Association, as trustee.

Exhibit 99.8b Opteum Purchase Agreement, dated as of August 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Opteum Financial Services LLC.

Exhibit 99.9a PHH Assignment Agreement, dated as of September 1, 2006, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., PHH Mortgage

                 Corporation, Wells Fargo Bank, National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as trustee.

Exhibit 99.9b PHH Sale and Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage Corporation.

Exhibit 99.10a Quicken Assignment Agreement, dated as of September 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Quicken Loans, Inc. and LaSalle Bank National Association, as trustee.

Exhibit 99.10b Quicken Purchase Agreement, dated as of June 1, 2006, between Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

Exhibit 99.11a Hemisphere Assignment Agreement, dated as of September 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., The Hemisphere National Bank and LaSalle Bank National Association, as trustee.

Exhibit 99.11b Hemisphere Purchase Agreement, dated as of December 1, 2005, among Morgan Stanley Mortgage Capital Inc. and The Hemisphere National Bank.

Exhibit 99.12a GMACM Assignment Agreement, dated as of September 1, 2006, among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National Association, as trustee, and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.12b GMACM Servicing Agreement, dated as of January 1, 2006, between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage Corporation.

Exhibit 99.12c WF Servicer Purchase Agreement, dated as of December 1, 2005 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

Exhibit 99.12d Omnibus Assignment Agreement, dated as of December 1, 2006 among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Inc., Wells Fargo Bank, National Association, as servicer, LaSalle Bank National Association, as trustee and Wells Fargo Bank, National Association, as master servicer.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: January 25, 2007


                                           MORGAN STANLEY CAPITAL I INC.






                                           By:  /s/ Valerie Kay
                                                -------------------------
                                                Name:   Valerie Kay
                                                Title:  Vice President

                                                    Exhibit Index

Exhibit Index

Item 601(a) of                                      Description                            Paper (P) or Electronic (E)
---------------                                     -----------                            ---------------------------
Regulation S-K
--------------
      99.1                Pooling and Servicing Agreement, dated as of September 1,                        E
                          2006, among Morgan Stanley Capital I, Inc., as depositor,
                          Wells Fargo Bank, National Association, as master servicer and as securities administrator and LaSalle Bank National
                          Association, as trustee and a custodian.

     99.2a                Underwriting Agreement, dated as of September 26, 2006, among                    E
                          Morgan Stanley & Co. Incorporated and Morgan Stanley Capital
                          I, Inc.

     99.2b                Sidley Austin LLP Tax Opinion dated September 29, 2006.                          E

      99.3                MSMCI Mortgage Loan and Purchase Agreement, dated as of                          E
                          September 1, 2006, among Morgan Stanley Mortgage Capital Inc.
                          and Morgan Stanley Capital I, Inc.

     99.4a                American Home Assignment Agreement, dated as of September 1,                     E
                          2006, between Morgan Stanley Capital I Inc., Morgan Stanley
                          Mortgage Capital Inc., American Home Mortgage Corp. and
                          LaSalle Bank National Association, as trustee.

     99.4b                American Home Purchase Agreement, dated as of December 1,                        E
                          2005, between Morgan Stanley Mortgage Capital Inc. and
                          American Home Mortgage Corp.

     99.5a                FNBN Assignment Agreement, dated as of September 1, 2006,                        E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., First National Bank of Nevada and LaSalle Bank
                          National Association, as trustee.

     99.5b                FNBN Sale and Servicing Agreement, dated as of April 1, 2006,                    E
                          between Morgan Stanley Mortgage Capital Inc. and First
                          National Bank of Nevada.

     99.6a                GreenPoint Assignment Agreement, dated as of                                     E


                          September 1, 2006, between Morgan Stanley Capital I Inc.,
                          Morgan Stanley Mortgage Capital Inc., GreenPoint Mortgage
                          Funding, Inc., Wells Fargo Bank, National Association, as
                          master servicer and as securities administrator, and
                          LaSalle Bank National Association, as trustee.

     99.6b                GreenPoint Sale and Servicing Agreement, dated as of June 1,                     E
                          2006, between Morgan Stanley Mortgage Capital Inc. and
                          GreenPoint Mortgage Funding, Inc.

     99.7a                MortgageIT Assignment Agreement, dated as of September 1,                        E
                          2006, between Morgan Stanley Capital I Inc., Morgan Stanley
                          Mortgage Capital Inc., MortgageIT, Inc. and LaSalle Bank
                          National Association, as trustee.

     99.7b                MortgageIT Purchase Agreement, dated as of March 1, 2006,                        E
                          between Morgan Stanley Mortgage Capital Inc. and MortgageIT,
                          Inc.

     99.8a                Opteum Assignment Agreement, dated as of September 1, 2006,                      E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., Opteum Financial Services LLC and LaSalle Bank
                          National Association, as trustee.

     99.8b                Opteum Purchase Agreement, dated as of August 1, 2006, between                   E
                          Morgan Stanley Mortgage Capital Inc. and Opteum Financial
                          Services LLC.

     99.9a                PHH Assignment Agreement, dated as of September 1, 2006,                         E
                          between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., PHH Mortgage Corporation, Wells Fargo Bank,
                          National Association, as master servicer and as securities administrator, and LaSalle Bank National Association, as
                          trustee.

     99.9b                PHH Sale and Servicing Agreement, dated as of January 1, 2006,                   E
                          between Morgan Stanley Mortgage Capital Inc. and PHH Mortgage
                          Corporation.

     99.10a               Quicken Assignment Agreement, dated as of September 1, 2006,                     E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc.,


                          Quicken Loans, Inc. and LaSalle Bank National Association, as
                          trustee.

     99.10b               Quicken Purchase Agreement, dated as of June 1, 2006, between                    E
                          Morgan Stanley Mortgage Capital Inc. and Quicken Loans, Inc.

     99.11a               Hemisphere Assignment Agreement, dated as of September 1,                        E
                          2006, among Morgan Stanley Capital I Inc.,  Morgan Stanley
                          Mortgage Capital Inc., The Hemisphere National Bank and
                          LaSalle Bank National Association, as trustee.

     99.11b               Hemisphere Purchase Agreement, dated as of December 1, 2005,                     E
                          among Morgan Stanley Mortgage Capital Inc. and The Hemisphere
                          National Bank.

     99.12a               GMACM Assignment Agreement, dated as of September 1, 2006,                       E
                          among Morgan Stanley Capital I Inc., Morgan Stanley Mortgage
                          Capital Inc., GMAC Mortgage Corporation, LaSalle Bank National
                          Association, as trustee, and Wells Fargo Bank, National
                          Association, as master servicer.

     99.12b               GMACM Servicing Agreement, dated as of January 1, 2006,                          E
                          between Morgan Stanley Mortgage Capital Inc. and GMAC Mortgage
                          Corporation.

     99.12c               WF Servicer Purchase Agreement, dated as of December                             E
                          1, 2005 among Morgan Stanley Capital I Inc., Morgan
                          Stanley Mortgage Capital Inc., Wells Fargo Bank,
                          National Association, as servicer, LaSalle Bank
                          National Association, as trustee and Wells Fargo Bank,
                          National Association, as master servicer.

     99.12d               Omnibus Assignment Agreement, dated as of December 1,                            E
                          2006 among Morgan Stanley Capital I Inc., Morgan
                          Stanley Mortgage Capital Inc., Wells Fargo Bank,
                          National Association, as servicer, LaSalle Bank
                          National Association, as trustee and Wells Fargo Bank,
                          National Association, as master servicer.